UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

        The purpose of this Form 8-K is to file the correct version of Mr. Bart Heijermans’ award agreement governing his holdings of restricted and phantom Enterprise common units. The information contained within this Form 8-K replaces that presented in Item 1.01 and Item 9.01(c) Exhibit 10.1 of our Form 8-K dated October 5, 2004.

Item 1.01.  Entry into a Material Definitive Agreement.

        On September 30, 2004, GulfTerra Energy Partners, L.P. (“GulfTerra”) merged with a subsidiary of Enterprise Products Partners L.P. (“Enterprise”). In connection with this merger, Enterprise and GulfTerra executed an agreement with Mr. Heijermans (who was elected Senior Vice President of Enterprise on the effective date of the merger), pursuant to which the parties agreed that, upon the effective date of the merger, (i) Mr. Heijermans’ 15,000 outstanding restricted GulfTerra common units would be converted into 27,150 restricted Enterprise common units that carry the same restrictions as those set forth for such units in his award agreement dated August 15, 2003 under GulfTerra’s 1998 Omnibus Compensation Plan (the “GulfTerra Plan”), and (ii) Mr. Heijermans’ 15,000 performance-based restricted GulfTerra common units would be exchanged for 27,150 phantom Enterprise common units issued under Enterprise’s 1998 Long-Term Incentive Plan that would carry the same restrictions as those set forth for such exchanged units in the GulfTerra Plan.

        The restricted Enterprise common units will cliff vest on June 1, 2007, provided Mr. Heijermans remains continuously employed by Enterprise or its affiliates until such date. The restrictions on the phantom Enterprise common units will lapse on June 1, 2007, provided the total cash flow (or “EBITDA”) from the Marco Polo Platform and Export Pipelines Project since startup equals or exceeds EBITDA of $180 million (the “Target EBITDA”) and that he remains continuously employed by Enterprise or its affiliates until such date. If on June 1, 2007, the total EBITDA for such project is equal to or greater than 75% of the Target EBITDA, the restrictions will lapse on a total number of phantom Enterprise common units equal to the percentage (not to exceed 100%) of the Target EBITDA achieved, with any remaining phantom Enterprise common units being forfeited.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description

10.1*	Letter Agreement dated September 30, 2004, among Enterprise Products Partners L.P., GulfTerra Energy Partners, L.P. and Mr. Bart Heijermans.

* Filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, its General Partner

Date: October 18, 2004	By:	/s/ Michael J. Knesek
Name: Michael J. Knesek Title: Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC